UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2009

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2009, the Board of Directors of MKS Instruments, Inc. ("MKS") appointed Gerald G. Colella as Vice President and Chief Operating Officer of MKS effective as of January 1, 2010. Mr. Colella, age 52, will continue in his additional role as Acting VP, Power and Reactive Gas Products, which he has held since July 2007. Mr. Colella served as Chief Business Officer from April 2005 until his recent appointment. Prior to that, Mr. Colella served as Vice President, Global Business and Service Operations from October 1997 to April 2005. From March 1996 to October 1997, he served as Director of Materials Planning and Logistics, and from February 1994 to March 1996, he served as Materials Planning and Logistics Manager. Mr. Colella joined MKS in April 1983 as Purchase Contract Administrator. He holds an M.B.A from Southern New Hampshire University as well as a B.A. in Secondary Education from the University of Massachusetts.

On December 30, 2009, the Board of Directors of MKS appointed Seth H. Bagshaw as Vice President and Chief Financial Officer of MKS, effective as of January 1, 2010. Mr. Bagshaw replaced Ronald C. Weigner, who resigned as Chief Financial Officer. Effective as of January 1, 2010, Mr. Weigner was appointed Vice President of Finance, and shall continue in his role as Treasurer of MKS.

Prior to his recent appointment, Mr. Bagshaw, age 50, served as MKS' Vice President and Corporate Controller, beginning in March 2006. Prior to joining MKS, Mr. Bagshaw served as Vice President and Chief Financial Officer of Vette Corp., an integrated global supplier of thermal management systems from 2004 until 2006. From 1999 until 2004, Mr. Bagshaw served as Vice President and Corporate Controller of Varian Semiconductor Equipment Associates, Inc., and from 1998 until 1999, he served as Vice President and Chief Financial Officer of Palo Alto Products International, Inc. until its acquisition by Flextronics International, Ltd. Prior to that, Mr. Bagshaw held several senior financial management positions at Waters Corporation, most recently as Vice President and Chief Financial Officer of its Asia-Pacific region, and was a Senior Manager at PricewaterhouseCoopers LLC. Mr. Bagshaw is a certified public accountant and has a B.S. in Business Administration from Boston University and an M.B.A. from Cornell University.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated January 5, 2010, announcing management changes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

January 5, 2010	By:	Leo Berlinghieri

Name: Leo Berlinghieri
Title: CEO & President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 5, 2010, announcing management changes